SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C.  20549


                             FORM 8-K/A
             (Amendment to Current Report on Form 8-K)


                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Earliest Event Reported - February 24, 1999


                      FIRST VIRGINIA BANKS, INC.
      (Exact name of registrant as specified in its charter)


       Virginia               1 - 6580           54-0497561
 (State of Incorporation)    (Commission         (IRS Employer
                            File Number)      Identification No.)


6400 Arlington Boulevard               Falls Church Virginia  22042
(Address of principal executive offices)             (Zip Code)


                          (703) 241-3656
       (Registrant's telephone number, including area code)


                         Not Applicable
      (Former name or address, if changed since last report)



The exhibit index as required by item 601(a) of Regulation S-K is included on page 4 of this report.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

    On February 24, 1999, the Audit Committee of First Virginia Banks, Inc. ("First Virginia") approved, and First Virginia's Board of Directors ratified, the appointment of the accounting firm KPMG LLP as independent accountants for the year ending December 31, 1999 to replace Ernst & Young LLP ("E&Y"), who were dismissed as the independent accountants effective with such appointment.

    The reports of E&Y on First Virginia's consolidated financial statements for the years ending December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of First Virginia's consolidated financial statements for the two years ended December 31, 1998 and through February 24, 1999, there have been no disagreements between First Virginia and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such years. In addition, there were no reportable events (as defined in SEC Regulation S-K, Item 304(a)(1)(v)) during the two years ending December 31, 1998 and through February 24, 1999.

    First Virginia requested from E&Y a letter addressed to the Securities and Exchange Commission stating that E&Y agrees with the statements set forth above in connection with this filing. A copy of E&Y's letter dated March 4, 1999 is attached as
Exhibit 16 to this filing.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                      Description of Exhibit


    16                       Letter Regarding Change in Certifying
                             Accountant.

                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  FIRST VIRGINIA BANKS, INC.
                                  (Registrant)



Date:  March 5, 1999  By:         /s/ Richard F. Bowman
                                  ----------------------
                                  Richard F. Bowman, Senior Vice
                                  President and Chief Financial Officer

                          EXHIBIT INDEX


Exhibit            Description of Exhibit                    Page

    16             Letter Regarding Change in                 5
                   Certifying Accountant

                                                    EXHIBIT 16



    March 4, 1999

    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, DC 20549

    Gentlemen:

    We have read Item 4 of Form 8-K dated March 3, 1999 of First Virginia Banks, Inc. and are in agreement with the statements contained in the second paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                           /s/ Ernst & Young LLP
                                           ---------------------